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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------



                                    FORM 8-K



                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):   July 18, 2002
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                                CBRL GROUP, INC.


         Tennessee                    0-25225                62-1749513
         ---------                    -------                ----------
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                   Identification No.)


                   305 Hartmann Drive, Lebanon, Tennessee 37087

                                (615) 444-5533



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.  None.

         (b) Pro Forma Financial Information.  None.

         (c) Exhibits. See Exhibit Index immediately following the signature page hereto.

ITEM 9.  REGULATION FD DISCLOSURE.

     On July 18, 2002, CBRL Group, Inc. issued the press release that is attached as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to certain fiscal 2002 fourth quarter-to-date sales trends and which reaffirmed earnings guidance for the fourth quarter.







                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 18, 2002                   CBRL GROUP, INC.


                                        By: /s/ James F. Blackstock
                                            ---------------------------------
                                        Name:  James F. Blackstock
                                        Title: Senior Vice President, General
                                               Counsel and Secretary








                                 EXHIBIT INDEX

Exhibit No.     Description                                          Page No.
-----------     -----------                                          --------

99              Press Release issued by CBRL Group, Inc. on July
                18, 2002.